AETNA SERIES FUND, INC.


AETNA SMALL COMPANY FUND

PROSPECTUS



March 1, 2001




Aetna Series Fund, Inc. is an open-end investment company authorized to issue multiple series of shares. This prospectus offers shares of Aetna Small Company Fund (Fund).


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

TABLE OF CONTENTS

THE FUND'S INVESTMENTS                                                        3
         INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
         INVESTMENT PERFORMANCE                                               3

FUND EXPENSES                                                                 5

OTHER CONSIDERATIONS                                                          7

MANAGEMENT OF THE FUND                                                        7

INVESTING IN THE FUND                                                         8
         OPENING AN ACCOUNT AND SELECTING A SHARE CLASS                       8
         HOW TO BUY SHARES                                                   11
         HOW TO SELL SHARES                                                  14
         TIMING OF REQUESTS                                                  15
         OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES           15
         DIVIDENDS AND DISTRIBUTIONS                                         17
         TAX INFORMATION                                                     17

FINANCIAL HIGHLIGHTS                                                         18

ADDITIONAL INFORMATION                                                       21

THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

o The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).
o All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.
o Companies with market capitalizations lower than any companies included in the first two categories.

In managing the Fund, Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, will:

o Invest in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.
o Use internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.
o Consider the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.
o May invest, to a limited extent, in foreign stocks.

PRINCIPAL RISKS The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

o Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.
o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.
o When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
o Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.
o Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

SHARES OF THE FUND WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN IT. THERE IS NO GUARANTY THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

                           INVESTMENT PERFORMANCE

[graphic omitted]

                                                  YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS I)  1994    1995    1996    1997    1998    1999    2000

                                     1.30%  48.17%  13.62%  33.28%   1.27%  31.01%   7.65%

[arrow up] BEST QUARTER:
first quarter 2000, up 28.43%

[arrow down] WORST QUARTER:
third quarter 1998, down 18.17%


The performance bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates the Fund's performance volatility. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.

                                               AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN         1 YEAR   5 YEARS   SINCE INCEPTION   INCEPTION DATE
Class I                              7.65%    16.68%        18.34%          01/04/94
Class A*                             1.26%    14.81%        16.73%          01/04/94
Class B*                             1.61%    15.29%        17.16%          01/04/94
Class C*                             5.68%    15.51%        17.16%          01/04/94
Russell 2000 Index**                -3.02%    10.31%        10.87%          01/03/94

The table for the Fund shows its average annual total return. The table also compares the Fund's performance to the performance of a broad-based securities market index. The index is a widely recognized, unmanaged index of securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization.

FUND EXPENSES

The following tables describe the Fund's expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are expressed as a percentage of the Fund's average daily net assets, and are thus paid indirectly by all Fund shareholders.


                              SHAREHOLDER FEES(1)
                   (fees paid directly from your investment)

                  Maximum Sales                 Maximum Deferred Sales
            Charge (Load) on Purchases         Charge (Load) (as a % of
            (as a % of purchase price)        gross redemption proceeds)

   Class I           None                              None
   Class A          5.75%                              None(2)
   Class B           None                             5.00%(3)
   Class C           None                             1.00%(4)



                       ANNUAL FUND OPERATING EXPENSES(5)
                 (expenses that are deducted from Fund assets)

                                  Distribution                       Total
                  Management      (12b-1) and        Other         Operating
                     Fee          Service Fees      Expenses       Expenses
   Class I          0.85%            0.00%            0.25%          1.10%
   Class A          0.85%            0.25%            0.25%          1.35%
   Class B          0.85%            1.00%            0.25%          2.10%
   Class C          0.85%            1.00%            0.25%          2.10%

(1) The Fund does not impose any sales charge (load) on reinvested dividends or exchanges.

(2) A contingent deferred sales charge (CDSC) of up to 1.00% is assessed only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(3) The Fund charges a CDSC of 5.00% on shares redeemed in the first year, declining to 1.00% on shares redeemed in the sixth year. No CDSC is charged thereafter.

(4) The Fund charges a CDSC of 1.00% on shares redeemed in the first 18 months. No CDSC is charged thereafter.

(5) Aeltus is contractually obligated, through December 31, 2001, to waive all or a portion of its management fee and/or its administrative services fee and/or reimburse a portion of the Fund's other expenses in order to ensure that the Fund's total operating expenses (excluding distribution (12b-1) and service fees) do not exceed 1.25% of the Fund's average daily net assets reflected in the table under Total Operating Expenses. An administrative services fee of 0.10% is included in Other Expenses. The expenses shown above are based on the year ended October 31, 2000.

                                    EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                    1 Year*     3 Years*     5 Years*      10 Years*
   Class I           $112         $350        $  606        $1,340
   Class A            705          978         1,272         2,105
   Class B            713          958         1,329         2,240
   Class C            313          658         1,129         2,431

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY VARY FROM THOSE SHOWN.

Long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described above, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

FUTURES CONTRACTS AND OPTIONS The Fund may enter into futures contracts and use options. The Fund primarily uses futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

DEFENSIVE INVESTING In response to unfavorable market conditions, the Fund may make temporary investments that are not consistent with its principal investment objective and policies.

PORTFOLIO TURNOVER PORTFOLIO turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 2000, the Fund had a portfolio turnover rate in excess of 300%. A high portfolio turnover rate increases the Fund's transaction costs and may increase your tax liability.


MANAGEMENT OF THE FUND

Aeltus, 10 State House Square, Hartford, Connecticut 06103-3602 serves as investment adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Aetna Series Fund, Inc. (Company) Board of Directors (Board). Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

ADVISORY FEES For the year ended October 31, 2000, Aeltus received an aggregate advisory fee of 0.85%, as a percentage of the Fund's average net assets.

PORTFOLIO MANAGEMENT Small Company is managed by a team of Aeltus equity investment specialists led by Thomas DiBella, Portfolio Manager, Aeltus. Mr. DiBella has been managing the Fund since its inception in January 1994.
Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

INVESTING IN THE FUND

OPENING AN ACCOUNT AND SELECTING A SHARE CLASS

HOW TO OPEN AN ACCOUNT You may open an account either through your investment professional or through the sponsor of your employer-sponsored retirement plan. If you are opening an account through your investment professional, he or she will guide you through the process of investing in the Fund. If you are investing through a retirement plan, please refer to your plan materials.

SELECTING A CLASS

CLASS I SHARES

o No front-end sales charge applies.
o No CDSC applies.
o No Distribution (12b-1) Fee applies.

Class I shares are shares that are offered to:

o Persons or entities making an initial investment of a minimum amount of $250,000;
o Shareholders holding Class I shares of February 28, 2001, as long as they maintain a shareholder account;
o Members of such other groups as may be approved by the Board from time to time.

CLASS A SHARES

o Front-end sales charge applies (at the time of purchase), which will vary depending on the size of your purchase.
o No CDSC applies, except in certain limited instances (see below).
o Distribution (12b-1) Fee of 0.25% applies.


SALES CHARGES: CLASS A SHARES The table below shows the front-end sales charge you will pay if you purchase Class A shares of the Fund in any amount up to $1 million.

                                  THIS % IS DEDUCTED      WHICH EQUALS THIS %
                                  FOR SALES CHARGES       OF YOUR INVESTMENT
WHEN YOU INVEST THIS AMOUNT

under $50,000                           5.75%                    6.10%

$50,000 or more but under $100,000      4.50                     4.71

$100,000 or more but under $250,000     3.50                     3.63

$250,000 or more but under $500,000     2.50                     2.56

$500,000 or more but under $1,000,000   2.00                     2.04

CLASS A SHARES SALES CHARGE WAIVERS Generally, no front-end sales charge applies if you are buying Class A shares with money you received within the past 60 days by redeeming Class A shares of another series of the Company on which a front-end sales charge was paid or with money you received within the past 30 days by redeeming shares of another mutual fund on which you paid a front-end sales charge. The Fund also waives the Class A front-end sales charge for purchases made by certain types of investors.
(See the SAI or call 1-800-367-7732 for additional details.)

CDSC ON CLASS A SHARES The Fund does not impose a CDSC on Class A shares purchased with an aggregate investment in the Company of less than $1 million. The Fund may impose a CDSC on Class A shares purchased with an aggregate investment in the Company of at least $1 million. The CDSC on Class A shares will apply only to shares for which a finder's fee is paid to investment professionals pursuant to a distribution agreement with the Fund's principal underwriter. The CDSC imposed for all Class A shares is as follows:


                                    THIS % AMOUNT MAY BE
WHEN YOU INVEST THIS AMOUNT         IMPOSED ON YOUR REDEMPTION

$1 million but under $3 million     Year 1  - 1.00%
                                    Year 2   - 0.50%

$3 million but under $20 million    Year 1  - 0.50%
                                    Year 2  - 0.50%

$20 million or greater              Year 1  - 0.25%
                                    Year 2  - 0.25%


CLASS B SHARES

o No front-end sales charge applies.
o CDSC applies (if you sell your shares within six years of purchase).
o Distribution (12b-1) Fee of 0.75% applies.
o Service Fee of 0.25% applies.
o Automatic conversion to Class A shares after eight years.

ORDERS FOR CLASS B SHARES FOR $250,000 OR MORE WILL BE TREATED AS ORDERS FOR CLASS A SHARES.

SALES CHARGES: CLASS B SHARES The Fund imposes a CDSC on redemptions, but not exchanges, made within six years of purchase. The table below shows the applicable CDSC based on the time invested.

REDEMPTION DURING          CDSC
1st year since purchase    5%
2nd year since purchase    4%
3rd year since purchase    3%
4th year since purchase    3%
5th year since purchase    2%
6th year since purchase    1%
7th year since purchase    None

CLASS C SHARES

o No front-end sales charge applies.
o CDSC applies (if you sell your shares within 18 months of purchase).
o Distribution (12b-1) Fee of 0.75% applies.
o Service Fee of 0.25% applies.

SALES CHARGES: CLASS C SHARES The Fund imposes a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%.

OTHER POLICIES RELATING TO CHARGES AND FEES

APPLICATION OF A CDSC To determine whether a CDSC is payable on any redemption, the Fund will FIRST redeem shares not subject to any charge, and THEN shares held longest during the CDSC period. The CDSC is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed.

Unless otherwise specified, when you request to sell a stated dollar amount, the Fund will redeem additional shares to cover any CDSC. For requests to sell a stated number of shares, the Fund will deduct the amount of the CDSC, if any, from the sale proceeds.

WHEN THE CDSC DOES NOT APPLY The CDSC does not apply in certain situations, including certain exchanges, certain retirement distributions, and certain redemptions made because of disability or death. (See the SAI or call 1-800-367-7732 for additional details.)

DISTRIBUTION (12B-1) FEES With respect to its Class A, Class B and Class C shares, the Fund has adopted a plan that allows the Fund to pay fees for the sale and distribution of Fund shares (Rule 12b-1 plan). The 12b-1 fees are paid out of Fund assets on an ongoing basis, and as a result, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Some of the distribution (12b-1) fees are used to compensate financial professionals who sell Fund shares.

SERVICE FEE The Fund, with respect to its Class B and Class C shares, has adopted a Shareholder Services Plan that allows the payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

HOW TO BUY SHARES

MINIMUM INVESTMENTS
SHARE CLASS                     INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------
CLASS I (ALL INVESTMENTS)           $250,000              o $100 except by wire
                                                            or Systematic
                                                            Investment
                                                          o $500 by wire
                                                          o $50 by Systematic
                                                            Investment

CLASS A, B, C
  Individual Retirement Accounts    $250                  o $100 except by wire
  (including Roth IRAs)                                     or Systematic
                                                            Investment
                                                          o $250 by wire
                                                          o $50 by Systematic
                                                            Investment

  All other investments             $1,000                o $100 except by wire
                                                            or Systematic
                                                            Investment
                                                          o $500 by wire
                                                          o $50 by Systematic
                                                            Investment


INSTRUCTIONS FOR BUYING FUND SHARES

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CONSULT YOUR PLAN MATERIALS REGARDING THE PURCHASE OF FUND SHARES. If you are purchasing Fund shares through your investment professional, he or she will guide you through the process of opening an account and purchasing additional shares, as follows.

         TO OPEN AN ACCOUNT              TO PURCHASE ADDITIONAL SHARES

BY MAIL  Complete and sign your          Fill out the investment stub from your
         application, make your check    confirmation statement or send a letter
         payable to Aetna Series Fund,   indicating your name, account
         Inc. and mail to:               number(s), the Fund and the amount
                                         you want to invest.
         Aetna Series Fund, Inc.
         c/o PFPC Inc.                   Make your check payable to Aetna
         P.O. Box 9681                   Series Fund, Inc. and mail to:
         Providence, RI  02940
                                         Aetna Series Fund, Inc.
         Your check must be drawn on a   c/o PFPC Inc.
         bank located within the United  P.O. Box 9663
         States and payable in U.S.      Providence, RI  02940
         dollars. Cash, credit cards
         and third party checks cannot   Your check must be drawn on a bank
         be used to open an account.     located within the United States and
                                         payable in U.S. dollars.  The Fund will
                                         accept checks which are made payable
                                         to you and endorsed to Aetna Series
                                         Fund, Inc.

                       TO OPEN AN ACCOUNT              TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------
BY OVERNIGHT COURIER   Follow the instructions above   Follow the instructions above for
                       for "By Mail" but send your     "By Mail" but send your check and
                       completed application and       investment stub or letter to:
                       check to:

                                                       Aetna Series Fund, Inc.
                       Aetna Series Fund, Inc.         c/o PFPC Inc.
                       c/o PFPC Inc.                   4400 Computer Drive
                       4400 Computer Drive             Westborough, MA  01581
                       Westborough, MA  01581
----------------------------------------------------------------------------------------------
BY WIRE                Not Available.                  Call 1-800-367-7732 prior to sending
                                                       the wire in order to obtain a
                                                       confirmation number.

                                                       Instruct your bank to wire funds to:

                                                       Boston Safe Deposit & Trust Company
                                                       ABA # 011001234

                                                       Credit to:
                                                       Boston Safe Deposit & Trust Company
                                                       Account # 176656

                                                       Further Credit to:
                                                       Name of Fund
                                                       Shareholder Account Number
                                                       Shareholder Registration

                                                       Federal funds wire purchase orders
                                                       will be accepted only when the Fund's
                                                       transfer agent and custodian bank are
                                                       open for business.

                                                       Neither the Fund nor its agents are
                                                       responsible for the consequences of
                                                       delays resulting from the banking or
                                                       Federal Reserve wire system or from
                                                       incomplete instructions.

                       TO OPEN AN ACCOUNT              TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------
BY ELECTRONIC          Not Available.                  Use the Systematic Investment Option.
FUNDS TRANSFER                                         Sign up for this service when opening
                                                       your account or by requesting the
                                                       appropriate information.
----------------------------------------------------------------------------------------------
BY EXCHANGE            Submit a written request to     Submit a written request to the address
                       the address listed above        listed above under "By Mail."  Include:
                       under "By Mail." Include:       o Your name and account number.
                       o Your name and account number. o The names of the Fund and series of
                       o The names of the Fund and       the Company into and out of which you
                         series of the Company into      wish to exchange.
                         and out of which you wish to  o The amount to be exchanged and the
                         exchange.                       signatures of all shareholders.
                       o The amount to be exchanged
                         and the signatures of all
                         shareholders.                 You may also exchange your shares by
                                                       calling 1-800-367-7732.  Please be
                       You may also exchange your      prepared to provide:
                       shares by calling               o Your account number(s).
                       1-800-367-7732. Please be       o Your Social Security number or
                       prepared to provide:              taxpayer identification number.
                       o Your account number(s).       o Your address.
                       o Your Social Security number
                         or taxpayer identification.   o The amount to be exchanged.
                         number
                       o Your address.
                       o The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request through your investment professional, plan sponsor or as described below. Your investment professional may charge you a fee for selling your shares.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that notaries public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, the distribution may be deferred for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.


REDEMPTIONS BY MAIL        You may redeem shares you own in the Fund by sending
                           written instructions to:

                           Aetna Series Fund, Inc.
                           c/o PFPC Inc.
                           P.O. Box 9681
                           Providence, RI 02940

                           Your instructions should identify:
                           o The Fund.
                           o The number of shares or dollar amount to be
                             redeemed.
                           o Your name and account number.

                           Your instructions must be signed by all person(s)
                           required to sign for the Fund account, exactly as the
                           shares are registered, and, if necessary, accompanied
                           by a medallion signature guarantee(s).
--------------------------------------------------------------------------------
REDEMPTIONS BY WIRE        A minimum redemption of $1,000 is required for wire
                           transfers. Redemption proceeds will be transferred by
                           wire to your previously designated bank account or to
                           another destination if the federal funds wire
                           instructions provided with your redemption request
                           are accompanied by a medallion signature guarantee. A
                           $12 fee will be charged for this service.
--------------------------------------------------------------------------------
REDEMPTIONS BY TELEPHONE   Call 1-800-367-7732. Please be prepared to provide
                           your account number, account name and the amount of the redemption, which generally must be no less than $500 and no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Fund's transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day (adjusted for the front-end sales charge or CDSC, if applicable). Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day (adjusted for the front-end sales charge or CDSC, if applicable).

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day, subject to the applicable front-end sales charge or CDSC.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS The Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

NET ASSET VALUE The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to the Fund's investing in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES Please contact your investment professional or consult your plan materials regarding exchange privileges. There is no fee to exchange shares from the Fund to another series of the Company. When you exchange shares, your new shares will be in the equivalent class of your current shares. For Class B and Class C shares, any CDSC that applies to your current shares will apply to the new shares. The CDSC will be calculated from the date of your original purchase.

There are no limits on the number of exchanges you can make. However, the Fund may suspend or terminate your exchange privilege if you make more than five exchanges out of the Fund in any calendar year, and the Fund may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

THE FUND is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase or exchange request, including a request made by a market timer.

Cross Investing

o DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of shares of another series of the Company.

o SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from the Fund to another series of the Company.

Please contact your investment professional or consult your plan materials regarding your ability to engage in cross investing.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES
You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-800-367-7732 to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $100,000. Telephone redemption requests will not be accepted if you:

o Have submitted a change of address within the preceding 15 calendar days.
o Are selling shares in a retirement plan account held in trust.

The Fund reserves the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Fund believes it is advisable to do so.

MINIMUM ACCOUNT BALANCE With respect to Class I shares, you must maintain a minimum balance of $250,000 in the Fund. With respect to all other classes of shares, you must maintain a minimum balance of $500 ($250 in the case of IRAs). If you do not, the Fund may give you 60 days' notice to increase the account balance to the appropriate minimum. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

ADDITIONAL SERVICES The Fund offers the following additional investor services. The Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. Please contact your investment professional, consult your plan materials, see the SAI or call 1-800-367-7732 for additional details.

o SYSTEMATIC INVESTMENT You can make automatic monthly investments in the Fund.

o LETTER OF INTENT If you agree to purchase a specific amount of Class A shares of one or more series of the Company over a period of up to 13 months, the front-end sales charge will be calculated at the rate that would have been charged had you purchased the entire amount all at once. You may qualify for a reduced front-end sales charge by notifying us of your intent by completing and returning to us the relevant portion of your application. After the Letter of Intent is filed, each additional investment will be entitled to the front-end sales charge applicable to the level of investment indicated on the Letter of Intent.

o RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNTS To determine if you may pay a reduced front-end sales charge on Class A purchases, you may add the amount of your current purchase to the cost or current value, whichever is higher, of other Class A shares of the Fund or other series of the Company owned by you, your family and your company (if you are the sole owner).

o AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in the Fund.

o TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

o TAX-DEFERRED RETIREMENT PLANS The Fund may be used for investment by a variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and certain programs sponsored by employers (such as 401(k) and 403(b)(7) plans). With respect to Class A, Class B and Class C shares, there is no minimum investment or minimum account balance applicable to investments in 403(b)(7) accounts except that a rollover from a 403(b)(7) account must be for at least $500. Class I shares are subject to the $250,000 minimum investment and minimum account balance. Purchases made in connection with IRAs and 403(b)(7) accounts may be subject to an annual custodial fee of $10.00 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for IRAs and 403(b)(7) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, ACI or its affiliates may make payments to other dealers and/or their registered representatives who may or may not be affiliates of Aetna, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of other investment companies or series thereof advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions, subject to Aeltus' duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS DIVIDENDS are declared and paid annually.

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

o FULL REINVESTMENT Both dividends and capital gains distributions from the Fund will be reinvested in additional shares of the same class of shares of the Fund. This option will be selected automatically unless one of the other options is specified.

o CAPITAL GAINS REINVESTMENT Capital gains distributions from the Fund will be reinvested in additional shares of the same class of shares of the Fund and all net income from dividends will be distributed in cash.

o ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another series of the Company.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income.

o Distributions of other capital gains generally are taxable as capital gains.

o Ordinary income and capital gains are taxed at different rates.

o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.

o The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

BACKUP WITHHOLDING By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Fund's performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Fund's financial statements, are included in the Company's annual reports, which are available upon request.



---------------------------------------------------------------------------------------------------------------------------
                                                                                 Class I
---------------------------------------------------------------------------------------------------------------------------

                                                Year Ended      Year Ended       Year Ended      Year Ended     Year Ended
                                                October 31,     October 31,      October 31,     October 31,    October 31,
                                                   2000            1999             1998            1997           1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........    $ 12.46          $ 10.43         $ 15.55         $ 14.67         $ 13.52
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................       0.06++           0.05+           0.09+          (0.06)+         (0.08)+
Net realized and change in unrealized
  gain or loss on investments................       3.72             2.08           (0.90)           4.45            2.64
---------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations..       3.78             2.13           (0.81)           4.39            2.56
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income...................      (0.04)           (0.04)              -               -               -
From net realized gains on investments.......      (0.94)           (0.06)          (4.31)          (3.51)          (1.41)
---------------------------------------------------------------------------------------------------------------------------
Total distributions..........................      (0.98)           (0.10)          (4.31)          (3.51)          (1.41)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...............    $ 15.26          $ 12.46         $ 10.43         $ 15.55         $ 14.67
---------------------------------------------------------------------------------------------------------------------------

Total return.................................      31.79%           20.54%          (7.47)%         37.80%          19.78%
Net assets, end of period (000's)............   $188,306          $51,423         $29,543         $22,661         $32,125
Ratio of net investment expenses to
  average net assets.........................       1.10%            1.23%           1.32%           1.58%           1.44%
Ratio of net investment income to
  average net assets.........................       0.46%            0.43%           0.46%          (0.42)%         (0.53)%
Ratio of expenses before reimbursement
  and waiver to average net assets...........          -             1.25%           1.43%              -               -
Portfolio turnover rate......................     333.36%          231.94%         211.87%         150.43%         163.21%


(1) Annualized.

++  Per share data calculated using the SEC method.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.


----------------------------------------------------------------------------------------
         Class A
----------------------------------------------------------------------------------------


      Year Ended        Year Ended       Year Ended        Year Ended        Year Ended
      October 31,       October 31,      October 31,       October 31,       October 31,
         2000              1999             1998              1997              1996
----------------------------------------------------------------------------------------
       $12.11            $ 10.15          $ 15.20           $ 14.42           $ 13.39
----------------------------------------------------------------------------------------

         0.02++             0.02+            0.01+            (0.16)+           (0.18)+

         3.62               2.02            (0.84)             4.36              2.62
----------------------------------------------------------------------------------------
         3.64               2.04            (0.83)             4.20              2.44
----------------------------------------------------------------------------------------

        (0.01)             (0.02)               -                 -                 -
        (0.94)             (0.06)           (4.22)            (3.42)            (1.41)
----------------------------------------------------------------------------------------
        (0.95)             (0.08)           (4.22)            (3.42)            (1.41)
----------------------------------------------------------------------------------------
       $14.80             $12.11          $ 10.15           $ 15.20           $ 14.42
----------------------------------------------------------------------------------------

        31.55%             20.16%           (7.77)%           36.73%            19.02%
      $61,682            $16,269           $9,089            $7,077            $3,884
         1.35%              1.48%            1.63%             2.33%             2.20%

         0.21%              0.18%            0.15%            (1.17)%           (1.26)%

            -               1.50%            1.74%                -                 -
       333.36%            231.94%          211.87%           150.43%           163.21%

-------------------------------------------------------------------------  -----------------------------------------------------
                                                 Class B                                     Class C
-------------------------------------------------------------------------  -----------------------------------------------------

                                                           Period From                                           Period From
                                                          March 1, 1999                                         June 30, 1998
                                                        (Date of Initial                                       (Date of Initial
                                         Year Ended     Public Offering)      Year Ended       Year Ended      Public Offering)
                                         October 31,     to October 31,     to October 31,    to October 31,     to October 31,
                                            2000              1999              2000              1999                1998
-------------------------------------------------------------------------  -----------------------------------------------------

Net asset value, beginning of period.....  $12.37            $10.69            $12.32           $10.39              $12.11
-------------------------------------------------------------------------  -----------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................   (0.01)++          (0.05)+            0.02++          (0.07)+             (0.02)+
Net realized and change in unrealized
  gain or loss on investments............    3.61              3.15              3.59             2.07               (1.70)
-------------------------------------------------------------------------  -----------------------------------------------------
    Total income from investment operations  3.62              1.68              3.61             2.00               (1.72)
-------------------------------------------------------------------------  -----------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income...............       -                 -                 -            (0.01)                  -
From net realized gains on investments...   (0.87)                -             (0.89)           (0.06)                  -
-------------------------------------------------------------------------  -----------------------------------------------------
Total distributions......................   (0.87)                -             (0.89)           (0.07)                  -
-------------------------------------------------------------------------  -----------------------------------------------------
Net asset value, end of period...........  $15.12            $12.37            $15.04           $12.32              $10.39
-------------------------------------------------------------------------  -----------------------------------------------------

Total return.............................   30.51%            15.72%            30.54%           19.33%             (14.21)%
Net assets, end of period (000's)........  $1,246            $  129            $6,736           $1,893              $1,118
Ratio of net investment expenses to
  average net assets.....................    2.10%             2.23%(1)          2.10%            2.23%               2.30%(1)
Ratio of net investment income to
  average net assets.....................   (0.54)%           (0.57)%(1)        (0.54)%          (0.57)%             (0.52)%(1)
Ratio of expenses before reimbursement
  and waiver to average net assets.......       -              2.25%(1)             -             2.25%               2.41%(1)
Portfolio turnover rate..................  333.36%           231.94%           333.36%          231.94%             211.87%


(1) Annualized.

++  Per share data calculated using the SEC method.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The Fund's most recent annual and semi-annual reports also contain information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected its performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Fund, by calling 1-800-238-6263 or writing to:

Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.